Exhibit 99.1

1 IT WAS A VINTAGE YEAR CONSOLIDATED TOMOKA 1 2018 ANNUAL MEETING PRESENTATION April 25, 2018

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the risks associated with development activities including potential tax ramifications, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES USED THROUGOUT THIS PRESENTATION ARE FOUND ON SLIDE 28

KEY TAKEAWAYS ABOUT CTO CONSOLIDATED TOMOKA Discount to NAV Organic Capital Source Portfolio Quality Trading at Meaningful Discount to NAV Land Sales Provide Organic Source of Capital Faster Income Growth (vs Peers) Better Portfolio Balance/Diversification (vs Peers) Focusing Portfolio Toward Net Lease Sector Income Portfolio with Better Credit Tenants (vs Peers) Strong Free Cash Flow – Growing and Building NAV Buying Back Shares & Increasing Dividends Efficient Structure -14 Employees, 7 Directors 3 Land Sales Catalyst for Share Price Appreciation (A) Income Portfolio in Stronger Markets (vs Peers) Potential for REIT Conversion – Efficient Tax Structure As of April 13, 2018 (unless otherwise noted) (1) As of March 31, 2018 Equity Market Cap $333.8mm Debt(E)(1) $203.1mm Total Enterprise Value(E) $536.9mm Leverage(E)(1) 37.8% Closing Price $59.66

’12 – ’17 CAGR 40.7% Total Revenues ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2012 – 2017 Operating Income Book Value Per Share Earnings Per Share (1) ($000’s) ’12 – ’17 CAGR 115.6% ’12 – ’17 CAGR 137.3% ’12 – ’17 CAGR 11.0% Consistent Growth in Key Metrics (1) Basic Earnings per Share 4 Impact of adjusting deferred tax liabilities and tax assets for new federal income tax rate of 21% $7.53 $32.98 $16,581 $26,070 $36,057 $42,998 $71,075 $91,412 $- $20,000 $40,000 $60,000 $80,000 $100,000 2012 2013 2014 2015 2016 2017 $864 $6,279 $12,593 $20,269 $37,320 $40,269 $- $10,000 $20,000 $30,000 $40,000 $50,000 2012 2013 2014 2015 2016 2017 $19.58 $20.53 $21.83 $22.81 $25.97 $29.00 $3.98 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 2012 2013 2014 2015 2016 2017 $0.00 $2.00 $4.00 $6.00 $8.00 2012 2013 2014 2015 2016 2017 $0.10 $0.64 $1.11 $1.44 $2.86 $3.51 $4.02

COMPONENTS OF CTO'S VALUE

As of April 13, 2018 (unless otherwise noted)

Income
62%

36 Properties
≈2.1 million Sq. Ft.
Retail and Office
NOI ≈$27.5 million [(C)]



% of Total Value of Asset Components (1)

Other
5%

Subsurface Interests
≈460,000 Acres

2 Loans
Avg. Yield 9.7%
$11.9mm Principal
Expected Maturity - 2018

LPGA International
Golf Club

Land
33%

≈8,100 Total Acres
≈6,000 Acres (74%)[(A)(2)] Under Contract for ≈$137.7 million[(A)(2)]
Avg. Price of $23k/acre

(1) Percentages based on values derived on NAV worksheet provided in Q1 2018 Investor Presentation located at www.ctlc.com [(F)]
(2) As of April 17, 2018

A Lot More Income than Land

CONSOLIDATED TOMOKA 5

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) Dramatic Acceleration Monetizing Land Annual Land Sales for 2011 – Q1 2018 & Pipeline(A) as of 4/17/18 6 (1) 2011 – YTD 2018 Total Sales  $109.7mm Acres Sold  2,685 (2) Total Pipeline(A) : ≈6,000 Acres Proceeds ≈$137.7mm (1) (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, and $1.5mm for 2015, 2016 and 2017, respectively (2) Does not include sale of subsurface interests for $2.1mm ACRES 0 16.6 11.7 99.6 114.0 707.6 1,700.9 34.9 $0 $618 $2,990 $8,807 $23,946 $13,902 $47,011 $13,948 $70,500 $64,600 $2,600 $0 $20,000 $40,000 $60,000 $80,000 2011 2012 2013 2014 2015 2016 2017 YTD 2018 2018 Est. 2019 Est. 2020 Est.

CONSOLIDATED TOMOKA LAND SALE CLOSED IN Q1 2018 Total Acres 35 Sales Price $13.9mm Price Per Acre $400,000 Initial Gain $11.9 million ($1.61/share) First Site Selected for Buc-ee’s Outside Texas 7 Expected start of construction Summer 2018

PIPELINE OF POTENTAL LAND SALES(A)

As of April 17, 2018

15 DIFFERENT BUYERS

74% of Remaining Land

Contract/Parcel			Acres	Contract Amount (rounded)	Price per Acre (rounded)	Timing
O'Connor	(2)	1	123	$29.3mm	$238,000	'19
Minto (AR)		2	1,614	$26.5mm	$16,000	Q4 '18
ICI Homes (SF)		3	1,016	$21.0mm	$21,000	'19
Mitigation Bank	(1)	4	2,492	$15.3mm	$6,000	Q2 '18
North Amer. Dev Grp	(5)	5	35	$14.4mm	$409,000	Q4 '18
Residential (MF)	(3)	6	45	$5.2mm	$116,000	Q3 '18 & '20
VanTrust		7	71	$5.0mm	$70,000	'19
Residential (MF)		8	20	$4.2mm	$213,000	Q4 '18 – '19
Residential (SF)	(4)	9	200	$3.3mm	$17,000	Q4 '18 & '20
Commercial/Retail		10	9	$3.3mm	$367,000	Q4 '18
VanTrust		11	26	$3.2mm	$124,000	Q4 '18 – '19
Auto Dealership		12	13	$2.0mm	$154,000	Q4 '18
Commercial (RV)		13	164	$1.9mm	$12,000	'19
ICI (SF) – Option Parcel		14	146	$1.4mm	$10,000	Q4 '18
Commercial/Retail		15	8	$0.8mm	$98,000	Q4 '18
Commercial/Retail		16	6	$0.6mm	$104,000	Q4 '18
Residential		17	19	$0.3mm	$15,000	Q4 '18
Totals/Average			≈6,000	≈$137.7mm	≈$23,000	

SF –Single Family; AR –Age Restricted, MF – Multi-Family RV – Recreational Vehicle Park

Note: For footnotes #1 through #5 see slide 28

Total Acreage West of I-95
≈ 7,000 Acres

Total Acreage East of I- 95
≈ 1,100 Acres



ORMOND BEACH
DAYTONA BEACH
TIGER BAY STATE FOREST
MITIGATION BANK 2,492 Acres
MOSAIC
17
3
2
6
1
10
8
7
5
16
4
11
15
12
14
9
13
40
95
92
4

Substantial Pipeline for Continued Growth to Income

CONSOLIDATED TOMOKA 8

DEVELOPMENT ACTIVITY ON LAND SOLD BY CTO CONSOLIDATED TOMOKA Intersection of Economic Development Intersection of I-95 and LPGA Boulevard 9 3,400 Homes 1,200 Homes Completed – In Operation Under Construction Construction set for Summer 2018

INCOME PROPERTY INVESTMENTS (1) Converting into Income ($000’s) Annual Acquisitions for 2011 – 2017, Q1 2018 and 2018 Guidance (H) Diversified Markets Higher Quality Properties Remaining acquisitions at the mid-point of 2018 guidance range (H) Net of master tenant purchase contribution of $1.5 million 18 2011 – YTD 2018 Total Acquisitions  $386.7mm (1) As of April 13, 2018 2018 Guidance (H) (2) $0 $25,717 $39,272 $42,166 $81,734 $91,475 $79,800 $26,500 $73,500 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2011 2012 2013 2014 2015 2016 2017 YTD 2018 2018 Est.

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA Tripled NOI – Upgraded & Diversified the Portfolio 11 Portfolio Transformation Total Square Feet 589,000 Total NOI (annualized) $9.1mm Properties 29 Properties vacant/subleased 6 2011(1) 2018(2) Total Square Feet 2,092,968 Total NOI(C) (annualized) $27.5mm Properties 36 Properties vacant/subleased 0 (% = as a % of Total NOI) As of August 11, 2011 As of April 13, 2018 Florida 61% Georgia 21% North Carolina 18% Florida 31% North Carolina 16% Oregon 12% Texas 11% California 10% Georgia 5% 7 Other States 15%

SELF-DEVELOPED SINGLE-TENANT NET LEASE CONSOLIDATED TOMOKA Entitled for >1 million sq. ft. vertical development 6.04 acres Daytona Beach The Beach Parcel 2 Single-Tenant Net Lease Properties (restaurants) Total Square Feet: 12,044 Total Investment at Completion: $18.5 million (1) Est. investment yield (for 2 restaurants properties): 7% - 11% unlevered (J) Opened January 2018 Creating Organic Income Growth Benefiting our Land Rent Commenced: Q1 2018 12 Experienced Strong Opening Results Net of tenant development contribution of $1.9 million

SINGLE-TENANT RETAIL INVESTMENT CONSOLIDATED TOMOKA $26.5 Million (1) 20-Year Master Lease 19,596 Square Feet Increasing Yield Opportunity under Master Lease Structure 13 Net of master tenant contribution of $1.5 million of Purchase Price New Modern Construction – Master leased to prominent real estate/energy family office Acquired February 2018 Hyman Ave & Hunter St. Aspen, Colorado

RECYCLING CAPITAL INTO SINGLE-TENANT CONSOLIDATED TOMOKA Gain $3.7 million Daytona Beach, Florida Sq. Feet: 68,092 Sales Price/Sq. Ft.: $168 Harvesting Value Redeploying Capital 14 Redeployed into single-tenant office in target market with A+ credit tenant Portland (Metro), Oregon CAP RATE: 7.95% Monetized multi-tenant office in Daytona Purchase Price: $39.8 million Sq. Feet: 211,863 Purchase Price/Sq. Ft.: $188 CAP RATE: 7.40% Completed March 2018

PORTFOLIO SNAPSHOT As of April 13, 2018 CONSOLIDATED TOMOKA Transitioning to Single-Tenant Over Time 15 Portfolio Mix Annual NOI (C) ≈$27.5mm Wgtd. Avg. Lease Term 8.0 yrs. 13 States Square Feet ≈2.1mm High Quality & Diversified Portfolio 43% 57% Office Retail 70% 30% Single-Tenant Multi-Tenant

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Better Real Estate Better Credit BB- 5.1% B- 4.1% B+ 3.8% B+ 3.4% NR 4.2% BBB 6.5% BBB 5.1% BBB 3.9% B+ 4.0% BB+ 3.6% BBB 3.3% BB+ 3.2% BBB 3.0% BBB 2.7% B- 6.5% 8.0 9.6 10.5 11.4 9.5 14.0 37.8% (1) 29.8% 24.3% 28.5% 44.2% 35.2% 57%/43% 80%/5%/15% 100%/0%/0% 100%/0%/0% 64%/20%/16% 87%/0%/13% Stock Price vs NAV(4)(5) Discount -36.9% Premium 4.0% Premium 3.0% Discount -6.0% Discount -24.0% Premium 3.0% (1) Avg. Lease Term Leverage Level Retail/Office/Other 16 CTO income property info as of April 13, 2018, leverage as of March 31, 2018 S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of March 31, 2018, and % of Base Rent (for Agree, VEREIT, NNN, Realty Income), Rent + Interest for Store as of Dec 31, 2017 Source for Peers: Janney Montgomery Scott LLC as of April 13, 2018 Source for CTO: B Riley FBR as of April 11, 2018 report and using CTO stock price as of April 13, 2018 B+ 2.6% NR 2.3% NR 2.1% NR 1.9% NR 3.4% BBB 7.7% AA 3.5% B+ 3.5% A- 3.5% BBB+ 3.1% A 21.7% BB+ 5.8% A+ 4.4% A- 3.4% NR 4.4% AG Hill Partners LLC (2) (3)

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Cumulative From 2012 Through Q1 2018 Disciplined Approach to Returning Capital 17 Cumulative Shares Purchased Cumulative $ Repurchased ($ in millions) Aggregate Average Price/Share $50.39 Annualized Dividend per Share Consistent Approach – Accretive to NAV Increasing Dividend – Now Paid Quarterly Share Buybacks(B)(D) Dividends(G) % of CTO Shares outstanding 0.25% 0.0% 0.44% 2.03% 2.61% 2.40% Cumulative % increase in Dividend 50% 75% 100% 200% 350% 500% $5.4 Million Left in 2017 Program Aggregate Shares 446,655 $0.5 $0.5 $1.4 $7.9 $15.3 $22.5 $22.5 0 80,000 160,000 240,000 320,000 400,000 480,000 $- $5.0 $10.0 $15.0 $20.0 $25.0 2012 2013 2014 2015 2016 2017 Q1 2018 $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.24 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 2012 2013 2014 2015 2016 2017 YTD 2018

Q1 ‘18 ACTUALS vs FY ‘18 GUIDANCE CONSOLIDATED TOMOKA Strong Start Recycling Capital 18 2018 Guidance YTD 2018 Actuals Earnings Per Share (Basic) (1) (2) $7.25 - $8.25 $1.97 Acquisition of Income-Producing Assets $80mm - $120mm $26.5mm Target Investment Yield (Initial Yield – Unlevered) 5.75% - 7.25% 4.50% Disposition of Income Properties $6mm - $18 mm $11.4mm Target Disposition Yield 7.50% - 8.50% 7.40%(3) Land Transactions (Sales Value) $55mm - $75mm $13.9mm Leverage Target (as % of Total Enterprise Value) < 40% of TEV 37.8% Heavily dependent upon closing of land transactions – particularly Minto and Mitigation Bank Excludes earnings impact of income property dispositions which, at above the mid-point of our guidance for dispositions could exceed $0.50 per share, net of tax Disposition yield based on 2018 pro forma

CONSOLIDATED TOMOKA 19 APPENDIX

APPENDIX

Joined the Board



JOHN P. ALBRIGHT

- President & Chief Executive Officer, Consolidated-Tomoka Land Co.

2012



LAURA M. FRANKLIN (CHAIRMAN)

- Former (Retired) Executive Vice President, Accounting and Administration, Corporate Secretary, Washington REIT

2016



CHRISTOPHER W. HAGA

- Partner and Head of Strategic Investments, Carlson Capital, L.P.

2017



WILLIAM L. OLIVARI

- Certified Public Accountant, Founder and Former Partner, Olivari & Associates PA

2008



HOWARD C. SERKIN (VICE CHAIRMAN)

- Chairman, Heritage Capital, Inc.

2011



THOMAS P. WARLOW, III

- Chairman, Georgetown Enterprises, Inc.
- President & Chairman, The Martin Andersen-Gracia Foundation, Inc.

2010



CASEY R. WOLD

- Founder, Managing Partner & Chief Executive Officer, Vanderbilt Office Properties

2017

Board of Directors

CONSOLIDATED TOMOKA 20

APPENDIX

Started with CTO



JOHN P. ALBRIGHT — **President & Chief Executive Officer** — 2011

- Archon Capital, a Goldman Sachs Company
- Morgan Stanley
- Crescent Real Estate Equities



MARK E. PATTEN — **Senior Vice President & Chief Financial Officer** — 2012

- Simply Self Storage
- CNL Hotels & Resorts
- Vistana Inc.
- KPMG



DANIEL E. SMITH — **Senior Vice President, General Counsel & Corporate Secretary** — 2014

- Goldman Sachs Realty Management
- Crescent Real Estate Equities
- Hughes & Luce LLP (now part of K&L Gates)



STEVEN R. GREATHOUSE — **Senior Vice President - Investments** — 2012

- N3 Real Estate
- Morgan Stanley
- Crescent Real Estate Equities



E. SCOTT BULLOCK — **Vice President of Real Estate** — 2015

- International Speedway Corporation
- Crescent Resources (Duke Energy)
- Pritzker Realty Group
- Disney Development Company (Walt Disney Co.)



TERESA THORNTON-HILL — **Vice President & Corporate Counsel** — 2005

- ICI Homes
- Cobb Cole
- Rogers Towers, P.A.



LISA M. VORAKOUN — **Vice President and Controller** — 2013

- City of DeLand, Florida
- James Moore & Co.

Executive Management Team

CONSOLIDATED TOMOKA

21

APPENDIX CONSOLIDATED TOMOKA ≈ 100 Homebuyers Moved In by Q2 2018 Active Adult Community – 1st Phase: 3,400 homes Development in Progress on Land Sold by CTO 22 1st Inventory Release 300+ Homes

APPENDIX CONSOLIDATED TOMOKA Homes Deliveries Starting in 2018 Single-Family Residential Community – ≈1,200 homes Development in Progress on Land Sold by CTO 23

APPENDIX CONSOLIDATED TOMOKA North American – Tomoka Town Center ≈400,000 Square Foot Retail Power Center Development in Progress on Land Sold by CTO 24

APPENDIX CONSOLIDATED TOMOKA At Tomoka Town Center 276-Unit Luxury Rental Community Development in Progress on Land Sold by CTO 25 Projected development costs $39 million Final Site Approval expected Feb ’18 Construction start date Spring ‘18 Opening expected Q2 2019 Tomoka Pointe

APPENDIX CONSOLIDATED TOMOKA Opened Q1 2018 ≈400,000 Square Foot Distribution Center Development in Progress on Land Sold by CTO 26 Acquired by Monmouth Real Estate Investment Trust (NYSE: MNR) for $30.8 million

APPENDIX CONSOLIDATED TOMOKA Honda Dealership Adjacent to CarMax Development in Progress on Land Sold by CTO 27

END NOTES CONSOLIDATED TOMOKA 28 IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2018 annual meeting of shareholders to be held on April 25, 2018. On March 12, 2018, the Company filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s shareholders for the 2018 annual meeting. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WITH RESPECT TO THE 2018 ANNUAL MEETING, AND OTHER DOCUMENTS FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.ctlc.com. Footnotes for Slide #8 The amount for the Mitigation Bank transaction represents the buyer’s acquisition of approximately 70% of a to-be-formed joint venture that would own the Mitigation Bank, with the Company retaining 30%. Land sales transaction that requires the Company to incur the cost to provide the mitigation credits necessary for obtaining the applicable regulatory permits for the buyer, with such costs representing either our basis in credits that we own or the incurrence of costs to acquire the credits potentially equaling 5%-10% of the contract amount noted. The acres and amount include the buyer’s option to acquire 19 acres for approximately $2.0 million, in addition to the base contract of 26 acres for approximately $3.2 million The acres and amount include the buyer’s option to acquire 71 acres for approximately $574,000, in addition to the base contract of 129 acres for approximately $2.75 million Includes, pursuant to the contract, reimbursement of infrastructure costs incurred by CTO plus interest through December 31, 2017. End Notes references utilized in this presentation Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof, and any potential impact on the Company’s stock price. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of April 13, 2018 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ended December 31, 2018; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of March 31, 2018. There can be no assurance that the cap rate range used to value the income property portfolio in the Q1 2018 investor presentation is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. There can be no assurances regarding the amount of our total investment or the timing of such investment. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow There can be no assurances regarding the likelihood or timing of achieving the potential stabilized yield or targeted investment yield for the investments.

IT WAS A VINTAGE YEAR CONSOLIDATED TOMOKA 1140 N. Williamson Boulevard Daytona Beach, FL 32114 386.274.2202 ctlc.com NYSE American: CTO